Exhibit 10.22

AMENDED AND RESTATED FIFTH AMENDMENT, WAIVER AND CONSENT

This Amended and Restated Fifth Amendment, Waiver and Consent (“Amended Fifth Consent”) which supersedes the Fifth Amendment, Waiver and Consent entered into on July 15, 2016, is made and entered into as of September 20, 2016, by and among Accelerated Pharma, Inc., a Delaware corporation (the “Company”), and the parties identified on the signature page hereto (each a “Purchaser” and collectively, “Purchasers”). Capitalized terms used but not defined herein will have the meanings assigned to them in the Securities Purchase Agreements and Transaction Documents (as defined below). Capitalized terms defined herein shall be incorporated in the Transaction Documents, as appropriate.

WHEREAS, the Company and Purchasers identified on Schedule A entered into Securities Purchase Agreements (“Securities Purchase Agreements”) and other Transaction Documents (collectively, “Transaction Documents”) on dates ranging from December 2014 through September 2016 (the Securities Purchase Agreements executed in 2016 are collectively known as the “2016 Securities Purchase Agreements”); and

WHEREAS, the Transaction Documents were previously amended and certain consents and waivers were granted pursuant to a certain Amendment, Waiver and Consent entered into as of May 8, 2015 (the “First Amendment”) and as further amended on November 6, 2015 pursuant to a Second Amendment, Waiver and Consent (the “Second Amendment”) and as further amended on April 20, 2016 pursuant to a Third Amendment, Waiver and Consent (the “Third Amendment”) and as further amended on May 9, 2016 pursuant to a Fourth Amendment, Waiver and Consent (the “Fourth Amendment”) and as further amended on July 15, 2016 pursuant to a Fifth Amendment, Waiver and Consent (the “Fifth Amendment”, and together with the First Amendment, Second Amendment, Third Amendment, and Fourth Amendment, the “Prior Amendments”); and

WHEREAS, pursuant to the Transaction Documents, the Company issued to the Purchasers Secured Convertible Notes (“Notes”) and Warrants (the “Warrants”); and

WHEREAS, the Company wishes to amend the definition of Qualified Offering as it is defined in Section 1.1 of the 2016 Securities Purchase Agreements and the accompanying Transaction Documents and as amended pursuant to the Prior Amendments; and

WHEREAS, the Company wishes to amend the definition of Termination Date as it is employed in the 2016 Securities Purchase Agreements and the accompanying Transaction Documents to the 2016 Securities Purchase Agreements to allow additional Closings for the balance of the maximum allowed Subscription Amount to occur until October 5, 2016 instead of June 30, 2016 as well as to increase the maximum allowed Subscription Amount from $1,500,000 to up to $1,850,000; and

WHEREAS, the Company is requesting that Purchasers waive any Events of Default that occurred or may have occurred prior to the date hereof and for a future period of time; and

WHEREAS, the Company is requesting that the Purchasers of the Notes (“December 2014 Purchasers”) issued on December 23, 2014 (“December 2014 Notes”) agree to the extension of the Maturity Date of the December 2014 Notes to November 30, 2016, and in connection with the consent of such extension of the Maturity Date by the December 2014 Purchasers,, the Company agrees to issue to the December 2014 Purchasers an aggregate of 5,208 Warrants; and

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WHEREAS, the Company is requesting that the Purchasers agree to the amendment of the Notes to delete Section 6(a) – Mandatory Exchange and delete Section 6(b) – Optional Redemption and add Section 4(a)(ii) – Automatic Conversion as well as the addition of certain registration rights; and

WHEREAS, the Company and Purchasers agree to the following amendments, waivers, and consents, which amendments, waivers and consents shall be effective upon the approval of all Purchasers (“Effective Date”).

NOW, THEREFORE, the Company and Purchasers hereby agree as follows:

1.          The definition of “Qualified Offering” in Section 1.1 of the Securities Purchase Agreements is deleted and replaced with the following:

““Qualified Offering” means the occurrence of an offering of the Company’s Common Stock which closes in one or more closings in connection with which the Company receives not less than $5,000,000 of gross cash proceeds from the sale of Common Stock on or before November 30, 2016 at a pre-money valuation on a fully diluted basis of at least $20,000,000.”

2.          The term “Termination Date” and the maximum allowed Subscription Amount as both are defined in Section 2.1 of the 2016 Securities Purchase Agreements shall mean September 30, 2016 and $1,850,000, respectively.

3.          The Maturity Date of the December 2014 Notes is extended to November 30, 2016.

4.          Purchasers waive any Events of Default that have occurred or may have occurred prior to the date hereof and agree to continue to waive any such default or defaults through November 30, 2016 (the period from the date hereof through November 30, 2016 being referred to as the “Waiver Period”) in order to afford the Company the opportunity to implement a Qualified Offering.

5.          Section 4(a) has been amended to add Section 4(a)(ii) as follows:

“Automatic Conversion. Upon the closing of a Qualified Offering, all of the outstanding principal amount, plus any accrued but unpaid interest, hereunder shall automatically convert into the same type of securities offered in the Qualified Offering at the then in effect Conversion Price; provided, however, that if such closing of the Qualified Offering occurs following the end of the Waiver Period, there shall be no automatic conversion if, at such time, an Event of Default has occurred (but has not been cured, if subject to cure), is then occurring or if there is an existing event which, with the passage of time or the giving of notice, would constitute an Event of Default. The Holder shall, within three (3) calendar days of receiving notice from the Company of the anticipated closing of a Qualified Offering, deliver to Borrower (i) a Notice of Conversion requesting conversion of all of the outstanding principal and accrued but unpaid interest on the Note and (ii) the original Note. In the event that the Holder does not deliver a Notice of Conversion within three (3) calendar days of receiving notice of a Qualified Offering, the Holder acknowledges and agrees that the Borrower shall have the right to cancel the Note in its entirety and send to the Holder the number of securities that would otherwise have been issued to the Holder in connection with this Section 4(a)(ii).”

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6.          Section 6 of the Notes is deleted in its entirety and replaced with the following:

“Registration Rights. If the Company consummates an initial public offering of its Common Stock and such initial public offering is a Qualified Offering, then the Company agrees to register the shares of Common Stock issued upon conversion of this Note (the “Registrable Securities”) in a selling stockholder prospectus that shall be a part of the initial public offering registration statement. Notwithstanding the registration obligations set forth in this Section 6, if the Securities and Exchange Commission (the “Commission”) informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 promulgated by the Commission pursuant to the Securities Act of 1933, as amended, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule, be registered for resale along with the shares of Common Stock being offered in the initial public offering (or any other securities that may also be offered in the initial public offering and included on the registration statement) on a single registration statement, the Company agrees to, within twenty-four (24) hours, inform the Holder and will file a new registration statement within thirty (30) calendar days following consummation of the initial public offering to register for resale the Registrable Securities.”

7.          The undersigned hereby acknowledges, ratifies and confirms in all respects the Prior Amendments.

8.          Within three (3) days of execution of this Amended Fifth Consent, the Company will issue to the December 2014 Purchasers additional Warrants in the amounts described on Schedule A hereto.

9.          Notwithstanding any other documents executed by the Purchaser prior to this Amended Fifth Consent, the Purchaser acknowledges and agrees that this Amended Fifth Consent constitutes the sole agreement between the parties relating to the consummation of a Qualified Offering.

10.         The undersigned represents to the Company that it is the holder of the Notes and Warrants in the amounts set forth on Schedule A hereto, it has not sold, transferred or otherwise assigned any of the Notes and Warrants and it has the authority to enter into and deliver this Amended Fifth Consent.

11.         The Company represents that Schedule A hereto identifies all of the holders and sets forth the amounts as of the date herein of all of the securities issued or issuable pursuant to the Securities Purchase Agreements and that the Transaction Documents have not been previously amended nor any waiver of any term thereof granted by any party thereto other than as set forth in the Prior Amendments and this Amended Fifth Consent.

12.         This Amended Fifth Consent may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument. This Amended Fifth Consent may be signed and delivered by facsimile or electronically and such facsimile or electronically signed and delivered Amended Fifth Consent shall be enforceable.

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13.         This Amended Fifth Consent shall be included in the definition of Transaction Documents as such term is defined in the Securities Purchase Agreements.

14.         Sections 5.4, 5.5, 5.12 and 5.21 of the Securities Purchase Agreements are incorporated herein by reference.

15.         Except as expressly set forth herein, this Amended Fifth Consent shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Purchaser, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Purchaser may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, the Purchaser reserves all rights, remedies, powers, or privileges available under the Transaction Documents and any other agreement to which the Purchaser may be parties to, at law or otherwise. This Amended Fifth Consent shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Purchaser may be a party to.

(Signatures to follow)

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IN WITNESS WHEREOF, the Company and the undersigned Purchasers have caused this Fifth Consent to be executed as of the date first written above.

ACCELERATED PHARMA, INC.
the “Company”

By:
Michael Fonstein, Chief Executive Officer

“PRIOR PURCHASER”

Name of Prior Purchaser: ____________________________________________________________________________

Signature of Authorized Signatory of Prior Purchaser: ______________________________________________________

Name of Authorized Signatory: _______________________________________________________________________

Title of Authorized Signatory: ________________________________________________________________________

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Exhibit A

List of Prior Purchasers

SCHEDULE A

PURCHASERS OF DECEMBER 23, 2014	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS	FIFTH CONSENT WARRANTS
CURBER INTERNATIONAL LTD. William House, 2nd Floor Hibiscus Square, Pond Street P.O. Box 156 Grand Turk Truks and Caicos Island Attn: M. Goldschmid Mgoldshmid48@gmail.com	$400,000.00	27,778	2,779
MORRIS FUCHS 1109 East 22nd Street Brooklyn, New York 11210 Email: lenoxxmorris@aol.com	$50,000.00	3,472	347
NACHUM STEIN 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$100,000.00	6,944	694
AMERICAN EUROPEAN INSURANCE CO. 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$100,000.00	6,944	694
HSI PARTNERSHIP 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$50,000.00	3,472	347
RR INVESTMENT 2012 LP c/o Ken Gliedman Licht Gliedman Investments PC 551 5th Avenue New York, NY 10176	$50,000.00	3,472	347
TOTALS	$750,000.00	52,082	5,208

SCHEDULE A (continued)

PURCHASERS OF MAY 8, 2015 AND JUNE 11, 2015	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
2004 LEON SCHARF IRREVOCABLE TRUST CORP. 3839 Flatlands Ave., Suite 201 Brooklyn, NY 11234 Attn: Willy Beer Tax ID# 20-665-6152	$100,000.00	50,000
HOCH FAMILY EQUITIES LLC 125-10 Queens Boulevard, Suite 224 Kew Gardens, NY 11415 Attn: Joseph Hoch, Member Tax ID# 263694206	$50,000.00	25,000
RR INVESTMENT 2012 LP 285 Central Park West New York, NY 10024 Attn: Ralph Rieder, Manager Tax ID# 30-0759589	$500,000.00	250,000
API BIO INVESTORS, LLC 7 Glenwood Avenue, Suite 4190 East Orange, NJ 07017 Attn: AJ Ginsburg, Member AJginsburg12@gmail.com Tax ID# 47-3876371	$340,000.00	170,000
ABRAHAM BELSKY 16 Boxwood Lane Lawrence, NY 11559 Fax: 718 313-9880 Tax ID# ###-##-####	$50,000.00	25,000
EDWIN W. COLMAN CHILDREN’S TRUST 50 Adams Gulch Road Ketchum, ID 83340 Attn: Robert S. Colman, Trustee Email: bcolman@colman-partners.com Tax ID# 39-6330570	$100,000.00	50,000
ELI INZLICHT-SPREI 1121 East 21st Street Brooklyn, NY 11210 Fax: 718-859-5717 Tax ID# ###-##-####	$25,000.00	12,500
HARVEY LANG 783 Montgomery Street Brooklyn, NY 11213 Fax: 718-773-1283 Tax ID# ###-##-####	$25,000.00	12,500
ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$750,000.00	375,000
BRIO CAPITAL MASTER FUND LTD. C/O Brio Management LLC 100 Merrick Road, Suite 401C Rockville Centre, NY 11570-4800 Fax: 646-390-2158 Tax ID# 98-1072321	$110,000.00	55,000
BERNHARD LAZARUS 42 Herbert Samuel St., Apt. 40 Tel Aviv 68018, Israel Email: lazarusb@netvision.net.il Tax ID#: ###-##-####	$50,000.00	25,000
TOTALS	$2,100,000.00	1,050,000

SCHEDULE A (continued)

PURCHASERS OF NOVEMBER 6, 2015	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
API BIO INVESTORS, LLC 1 Skyline Terrace Spring Valley, NY 10977 Attn: A.J. Ginsburg, Member Email: AJGinsburg12@gmail.com Tax ID#:	$220,000.00	6,659
MORDECHAI MARC BELSKY 270 Forest Avenue Woodmere, NY 11598 Tel.: (516) 375-6000 Tax ID# ###-##-####	$50,000.00	1,513
KEREN BROCHA 26 Commonwealth Drive Lakewood, NJ 08701 Attn: Chaim Stefansky, Manager Tel.: (718) 362-1634 Tax ID#: 32-0012556	$35,000.00	1,059
CHAIM GROSS 1980 Swarthmore Avenue, Unit 1 Lakewood, NJ 08701 Tel.: (732) 930-9805 Tax ID#: ###-##-####	$30,000.00	908
HOCH FAMILY EQUITIES, LLC 125-10 Queens Boulevard, Suite 224 Kew Gardens, NY 11415 Attn: Ari Hoch, Member Fax: (718) 374-3872 Tax ID# 26-3694206	$100,000.00	3,027
MORRIS FUCHS 1109 East 22nd Street Brooklyn, New York 11210 Email: gcmf47@gmail.com	$50,000.00	1,513
ELI INZLICHT-SPREI 1121 East 21st Street Brooklyn, NY 11210 Fax: 718 859-5717 Tax ID# ###-##-####	$15,000.00	454
TOTALS	$500,000.00	15,133

SCHEDULE A (continued)

PURCHASERS OF APRIL 20, 2016 and APRIL 22, 2016	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
2004 LEON SCHARF IRREVOCABLE TRUST CORP. 3839 Flatlands Ave., Suite 201 Brooklyn, NY 11234 Attn: Willy Beer Tax ID# 20-665-6152	$100,000.00	2,579
VENTURE CAP GROUP LLC 730 Eastern Parkway Brooklyn, NY 11213	$50,000.00	1,289
NACHUM STEIN 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$40,000.00	1,031
AMERICAN EUROPEAN INSURANCE CO. 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$40,000.00	1,031
HSI PARTNERSHIP 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$20,000.00	516
TOTALS	$250,000.00	6,446

PURCHASERS OF MAY 9, 2016	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
MANUEL S. SCHARF 1575 50th Street, Suite 201 Brooklyn, New York 11219 Fax: (718) 853-5757	$100,000.00	2,579

PURCHASERS OF MAY 27, 2016	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
SCHEIN VENTURES LLC 552 Clubhouse Road Woodmere, New York 11598 Attn: Joshua D. Schein, Manager	$100,000.00	2,149

SCHEDULE A (continued)

PURCHASERS OF JULY 15, 2016	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$50,000.00	1,074
RAYMOND DAYAN 1734 East 24th Street Brooklyn, New York 11229 Fax: (212) 564-6135	$40,000.00	859
BRIO CAPITAL MASTER FUND LTD. C/O Brio Management LLC 100 Merrick Road, Suite 401C Rockville Centre, NY 11570-4800 Fax: 646-390-2158 Tax ID# 98-1072321	$25,000.00	537
EDWIN W. COLMAN CHILDREN’S TRUST 50 Adams Gulch Road Ketchum, ID 83340 Attn: Robert S. Colman, Trustee Email: bcolman@colman-partners.com Tax ID# 39-6330570	$50,000.00	1,074
2004 LEON SCHARF IRREVOCABLE TRUST CORP. 3839 Flatlands Ave., Suite 201 Brooklyn, NY 11234 Attn: Willy Beer Tax ID# 20-665-6152	$50,000.00	1,074
TOTALS	$215,000.00	4,618

Additional 2016 Purchasers
Yuri Rabinovich 200 E. Delaware PL, unit 4C Chicago IL 60611 Email: amtdune@msn.com	$50,000.00	1,074
Ross Overbeek 6317 New Albany road Lisle, IL 60532 Email: ross@thefig.info	$20,000.00	431
Michael H. Schwartz Profit Sharing Plan Tax ID# 20-665-6152	$120,000.00	2,578
Masoud Toghraie 2350 East Allview Terrace Los Angeles, CA 90068 Email: toghraiem@earthlink.net	$200,000.00	4,297
TOTALS	$390,000	8,380